SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                         Current Report
               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (date of earliest event reported):

                    February 11, 1998
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                PENN VIRGINIA CORPORATION
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  (Exact name of registrant as specified in its charter)



    Virginia             0-753                   23-1184320
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(State of other         (Commission           (I.R.S. Employer
jurisdiction of         File Number)         Identification No.)
incorporation)




               One Radnor Corporate Center, Suite 200
                     100 Matsonford Road
                      Radnor, PA 19087
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             (Address of principal executive offices)




                     (610) 687-8900
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  (Registrant's telephone number, including area code)


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ITEM 5.   Other Events.

     On February 11, 1998, the Board of Directors of Penn Virginia Corporation (the "Company") adopted a shareholder rights plan which contemplates the issuance of preferred stock purchase rights to the Company's common shareholders of record as of February 21, 1998, as set forth in the Rights Agreement between the Company and American Stock Transfer & Trust Company, as Rights Agent, attached hereto as Exhibit 4.1 and incorporated by reference herein.


     On February 11, 1998, the Company's Board of Directors also adopted certain amendments to the Company's Bylaws which, among other things, eliminate the right of holders of 20% of the shares of the Company's issued and outstanding stock to call a special shareholders' meeting and which require shareholders to give advance notice, and follow certain procedures, in connection with the nomination of directors and other proposals to be voted on at shareholders meetings, as set forth in the Company's Bylaws attached hereto as Exhibit 3.2 and incorporated by reference herein.


Item 7(c).   Exhibits.

3.2 Bylaws of Penn Virginia Corporation, as amended
        February 11, 1998.

4.1 Rights Agreement, dated as of February 11, 1998, between Penn Virginia Corporation and American
        Stock Transfer & Trust Company, as Rights Agent, which includes as Exhibit B thereto the Form of Right certificate, incorporated herein by reference to Exhibit 1.1 to the Company's
        Registration Statement on Form 8-A, dated
        February 20, 1998.

20.1    Press Release of the company, dated February 11, 1998.

20.2 Form of Letter to the Company's shareholders describing the Rights, dated February 25, 1998.


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SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN VIRGINIA CORPORATION


     /S/ A. James Dearlove
BY:  -------------------------------------
     A. James Dearlove
     President and Chief Executive Officer


DATED:  February 23, 1998
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